SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 15, 2000

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                           MIDWAY AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

           000-23447                                     36-3915637
    (Commission File Number)               (IRS Employer Identification No.)

            2801 Slater Road, Suite 200
            Morrisville, North Carolina                   27560
      (Address of principal executive offices)          (Zip Code)


                                 (919) 595-6000
              (Registrant's telephone number, including area code)



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         Item 5.  Other Events.

         The Company has exercised its option to terminate leases on four of its Fokker F100 Aircarft prior to their originally scheduled termination dates. The option to terminate these leases was described in the Company's Report on Form 8-K filed on January 6, 2000. The Company issued the press release filed herewith as Exhibit 99 in connection with its exercise of this option.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

                  99 Press Release, dated March 10, 2000



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